                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2002

                                NMT Medical, Inc.
               (Exact name of registrant as specified in charter)

       Delaware                        000-21001                  95-4090463
(State or other juris-                (Commission               (IRS Employer
diction of incorporation)             File Number)            Identification No.

27 Wormwood Street, Boston, Massachusetts                             02210-1625
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (617) 737-0930

                                       N/A
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On July 31, 2002, NMT Medical, Inc. (the "Company") completed the disposition of its neurosciences business unit to Integra LifeSciences Corporation ("Integra"), a Delaware corporation and a wholly owned subsidiary of Integra LifeSciences Holdings Corporation. Pursuant to a Stock Purchase Agreement, dated as of July 31, 2002 (the "Agreement"), between the Company and Integra, the Company received $5.4 million in cash from Integra in exchange for all of the capital stock of each of NMT NeuroSciences (US), Inc., NMT NeuroSciences (IP), Inc. and NMT NeuroSciences (International), Inc., each of which was a wholly owned subsidiary of the Company. The Company's aneurysm clip products were not included in the sale. The Agreement contains customary representations, warranties, covenants and indemnification provisions on behalf of the Company. Prior to the execution of the Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with Integra.

     The Company's press release, dated August 1, 2002, is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro Forma Financial Information

    Introduction to Pro Forma Consolidated Balance Sheet as of June 30, 2002 and Pro Forma Consolidated Statements of Operations for the Year Ended December
                  31, 2001 and Six Months Ended June 30, 2002

     On July 31, 2002, the Company completed the disposition of its neurosciences business unit to Integra in exchange for $5.4 million in cash.

     The accompanying unaudited pro forma consolidated balance sheet as of June 30, 2002 gives effect to the disposition of the neurosciences business unit as if it had occurred on June 30, 2002. The accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 2001 and for the six months ended June 30, 2002 give effect to the disposition of the neurosciences business unit as if it had occurred immediately prior to the beginning of fiscal 2001. These pro forma results of operations are for illustrative purposes only and are not necessarily indicative of the results of future operations or the actual results that would have occurred had the disposition been consummated as assumed. The pro forma results of operations do not include the effect of the anticipated gain from the sale of the neurosciences business unit.

     The accompanying unaudited pro forma consolidated financial statements should be read in conjunction with the Company's consolidated historical financial statements for the year ended December 31, 2001 and the six months ended June 30, 2002, including the notes to such financial statements.

                       NMT Medical, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                At June 30, 2002
                                   (Unaudited)

                                                                             Pro Forma
                                                            As Reported   Adjustments (a)     Pro Forma
                                                           ------------   ---------------   ------------
Assets
Current assets:
   Cash and cash equivalents                               $ 11,428,381     $ 5,400,000     $ 16,828,381
   Marketable securities                                     16,192,152                       16,192,152
   Accounts receivable, net of reserves                       2,890,874                        2,890,874
   Inventories                                                1,104,071                        1,104,071
   Prepaid expenses and other current assets                    744,854                          744,854
   Assets from discontinued operations                        5,914,703      (5,914,703)              --
                                                           ------------     -----------     ------------
      Total current assets                                   38,275,035        (514,703)      37,760,332
                                                           ------------     -----------     ------------

Property and equipment, at cost
   Laboratory and computer equipment                          1,783,386                        1,783,386
   Leasehold improvements                                     1,134,545                        1,134,545
   Equipment under capital lease                              1,188,902                        1,188,902
   Office furniture and equipment                               468,763                          468,763
                                                           ------------     -----------     ------------
                                                              4,575,596                        4,575,596
   Less: Accumulated depreciation and amortization            3,549,176                        3,549,176
                                                           ------------     -----------     ------------

                                                              1,026,420                        1,026,420
                                                           ------------     -----------     ------------

Other assets                                                    119,143                          119,143
                                                           ------------     -----------     ------------

                                                           $ 39,420,598     $  (514,703)    $ 38,905,895
                                                           ============     ===========     ============

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable                                        $  1,928,908                     $  1,928,908
   Accrued expenses                                           3,754,111         915,000        4,669,111
   Deferred gain                                                475,555                          475,555
   Deferred income taxes                                      2,515,000      (2,515,000)              --
   Current portion of debt obligations                           78,714                           78,714
   Liabilities from discontinued operations                   3,101,000      (3,101,000)              --
                                                           ------------     -----------     ------------

      Total current liabilities                              11,853,288      (4,701,000)       7,152,288
                                                           ------------     -----------     ------------

Long-term debt obligations, net of current portion               11,462                           11,462
                                                           ------------     -----------     ------------

Stockholders' equity
   Common stock, $.001 par value
      Authorized--30,000,000 shares
      Issued and outstanding--11,611,114                         11,611                           11,611
   Additional paid-in capital                                44,542,067        (636,000)      43,906,067
   Cumulative translation adjustment                         (1,339,595)      1,339,595               --
   Accumulated deficit                                      (15,658,235)      3,482,702      (12,175,533)
                                                           ------------     -----------     ------------

      Total Stockholders' Equity                             27,555,848       4,186,297       31,742,145
                                                           ------------     -----------     ------------

                                                           $ 39,420,598     $  (514,703)    $ 38,905,895
                                                           ============     ===========     ============

(a) To reflect the disposition of the neurosciences business unit, including cash proceeds of $5,400,000, estimated transaction costs and accruals of approximately $1,100,000, the writeoff of the cumulative translation adjustment of $1,339,595 and the elimination of current and deferred tax liabilities totaling $2,700,000 resulting from the estimated capital loss on the sale transaction.

                       NMT Medical, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 2001
                                   (Unaudited)

                                                                               Less
                                                                          Neurosciences
                                                                          Business Unit
                                                                           Results of       Pro Forma
                                                           As Reported     Operations      Adjustments      Pro Forma
                                                          ------------    -------------    -----------     -----------
Revenues:
   Product sales                                           $38,663,983    $(16,163,000)                    $22,500,983
   License fees and royalties                                  546,279              --                         546,279
                                                           -----------    ------------     -----------     -----------

                                                            39,210,262     (16,163,000)                     23,047,262
                                                           -----------    ------------     -----------     -----------

Costs and Expenses:
   Cost of product sales                                    15,242,627      (7,806,000)                      7,436,627
   Research and development                                  4,301,741        (501,000)                      3,800,741
   General and administrative                                9,029,607      (2,950,000)                      6,079,607
   Selling and marketing                                     8,126,977      (4,508,000)                      3,618,977
                                                           -----------    ------------     -----------     -----------
                                                            36,700,952     (15,765,000)                     20,935,952
                                                           -----------    ------------     -----------     -----------

   Gain on sale of product line                             20,256,879              --                      20,256,879
                                                           -----------    ------------     -----------     -----------

      Income from operations                                22,766,189        (398,000)                     22,368,189
                                                           -----------    ------------     -----------     -----------

Other Income (Expense):
   Foreign currency transaction loss                           (42,819)          7,000                         (35,819)
   Interest expense                                           (706,602)          8,000                        (698,602)
   Interest income                                             209,783         (34,000)        168,000(a)      343,783
                                                           -----------    ------------     -----------     -----------

                                                              (539,638)        (19,000)        168,000        (390,638)
                                                           -----------    ------------     -----------     -----------

      Income before income taxes                            22,226,551        (417,000)        168,000      21,977,551

Provision for income taxes                                   2,681,000              --      (2,681,000)(b)         --
                                                           -----------    ------------     -----------     -----------

      Net income from continuing operations
         before extraordinary item                         $19,545,551    $   (417,000)    $ 2,849,000     $21,977,551
                                                           ===========    ============     ===========     ===========

Net income from continuing operations per common share:
   Basic                                                   $      1.77                                     $      2.00
                                                           ===========                                     ===========
   Diluted                                                 $      1.68                                     $      1.89
                                                           ===========                                     ===========

Weighted average common shares outstanding:
   Basic                                                    11,013,335                                      11,013,335
                                                           ===========                                     ===========
   Diluted                                                  11,657,270                                      11,657,270
                                                           ===========                                     ===========

(a) To record interest income earned on net proceeds at an estimated average annual interest rate of 3.75%.

(b) To eliminate the tax provision no longer required due to utilization of net operating loss carryforwards.

                       NMT Medical, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                     For the Six Months Ended June 30, 2002
                                   (Unaudited)

                                                             Pro Forma
                                              As Reported   Adjustments      Pro Forma
                                              -----------   -----------     -----------
Revenues:
   Product sales                              $14,022,953                   $14,022,953
   License fees and royalties                     204,640                       204,640
                                              -----------    ---------      -----------

                                               14,227,593                    14,227,593
                                              -----------    ---------      -----------

Costs and Expenses:
   Cost of product sales                        3,845,940                     3,845,940
   Research and development                     2,755,343                     2,755,343
   General and administrative                   3,293,546                     3,293,546
   Selling and marketing                        2,424,076                     2,424,076
   Settlement of litigation                       372,713                       372,713
                                              -----------    ---------      -----------

                                               12,691,618                    12,691,618
                                              -----------    ---------      -----------

      Income from operations                   1,535,975                     1,535,975
                                              -----------    ---------      -----------

Other Income (Expense):
   Foreign currency transaction gain               47,301                        47,301
   Interest expense                                (5,653)                       (5,653)
   Interest income                                263,681       38,000(a)       301,681
                                              -----------    ---------      -----------

                                                  305,329       38,000          343,329
                                              -----------    ---------      -----------

      Income before income taxes                1,841,304       38,000        1,879,304

Provision for income taxes                        706,000     (706,000)(b)          --
                                              -----------    ---------      -----------

      Net income from continuing operations   $ 1,135,304    $ 744,000      $ 1,879,304
                                              ===========    =========      ===========

Net income from continuing operations per
   common share:
   Basic                                           $ 0.10                   $      0.16
                                              ===========                   ===========
   Diluted                                         $ 0.09                   $      0.15
                                              ===========                   ===========

Weighted average common shares outstanding:
   Basic                                       11,424,555                    11,424,555
                                              ===========                   ===========
   Diluted                                     12,232,298                    12,232,298
                                              ===========                   ===========

(a) To record interest income earned on net proceeds at an estimated average annual interest rate of 1.75%.

(b) To eliminate the tax provision no longer required due to utilization of net operating loss carryforwards.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.   Description
-----------   -----------

    2.1 Stock Purchase Agreement, dated as of July 31, 2002, between the Company and Integra.*

   99.1 Press Release, dated August 1, 2002, announcing the sale of the Company's neurosciences business unit to Integra.

* The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002               NMT Medical, Inc.
                                    (Registrant)


                                    By: /s/ Richard E. Davis
                                       -----------------------------------------
                                       Name:  Richard E. Davis
                                       Title: Vice President and Chief Financial
                                              Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

    2.1 Stock Purchase Agreement, dated as of July 31, 2002, between NMT Medical, Inc. and Integra LifeSciences Corporation.

   99.1 Press Release, dated August 1, 2002, announcing the sale of the neurosciences business unit of NMT Medical, Inc. to Integra LifeSciences Corporation.

* The exhibits and schedules to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. NMT Medical, Inc. will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.